Ticker Symbol TILDX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Tilson Dividend Fund

SUMMARY PROSPECTUS
February 28, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/136.htm.  You can also get this information at no cost by calling 1-888-484-5766 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Tilson Dividend Fund (“Dividend Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.28%
Total Annual Fund Operating Expenses	2.78%
Fee Waivers and/or Expense Reimbursements2	0.83%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements2	1.95%

1 The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2 The Advisor has entered into an Expense Limitation Agreement with the Dividend Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of the Fund for the period ending March 31, 2012.  The Expense Limitation Agreement may not be terminated prior to that date.

Example. This example is intended to help you compare the cost of investing in the Dividend Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Dividend Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$198	$784	$1,396	$3,049

Portfolio Turnover. The Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Dividend Fund’s performance.  During the most recent fiscal year, the Dividend Fund’s portfolio turnover rate was 89.23% of the average value of its portfolio.

Principal Investment Strategies.  The Dividend Fund invests in equity securities of companies that the Advisor and the Dividend Fund’s investment sub-advisor, (collectively “Advisors”), believe are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index.  The Dividend Fund typically invests in common stocks and other equity securities, which may include real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs), royalty trusts, preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

In addition to investing in equity securities that offer high dividend yields, the Advisors expect to generate income from selling covered call options on securities in the Dividend Fund.  The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Dividend Fund’s portfolio while still satisfying the Dividend Fund’s goal of generating investment income.  Securities so purchased will be selected based upon the attractiveness and security of the underlying stock as well as the income potential of the covered call options.  The Advisors of the Dividend Fund intend to use the above strategies to structure the Dividend Fund’s investment portfolio in such a way as to achieve an income yield superior to that of the S&P 500 Total Return Index.  The Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisors believe the stocks can produce significant capital appreciation.

At the discretion of the Advisors, the Dividend Fund may allocate its capital to bonds and short-term instruments.  The Fund may purchase bonds of any credit quality, maturity, or yield.  The Fund may invest in investment-grade fixed income securities and securities that are below investment-grade, including junk bonds.  Short-term/money market instruments include all types of short-term and money market instruments.  The Dividend Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisors will vary the percentage of the Dividend Fund’s assets allocated to each of the above categories based on the Advisors’ judgment of attractive investment opportunities as well as market and economic conditions.

To select equity securities for the Dividend Fund, the Advisors seek to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;
•
Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;
•	Powerful and sustainable competitive advantages;
•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or
•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisors will consider high dividend yields when selecting stocks.  The Advisors seeks to identify companies whose stocks are trading, in the opinion of the Advisors, at a substantial discount to the intrinsic value, however, the Advisors may select stocks with a somewhat modest discount to the Advisors’ estimate of intrinsic value if the Advisors believe that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the Dividend Fund, the Advisors examine the relationships of current yield and risk of investment-grade bonds as compared to available equity securities.

Principal Risks of Investing in the Fund.  An investment in the Dividend Fund is subject to investment risks, including the possible loss of some or all of the money invested.  There can be no assurance that the Dividend Fund will be successful in meeting its investment objective.  Generally, the Dividend Fund will be subject to the following additional risks:

•
Market Risk.  The prices of and the income generated by the Dividend Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

•	Management Style Risk. The performance of the Dividend Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•
Sector Focus Risk.  The Dividend Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Dividend Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Foreign Securities Risk.  Foreign securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Dividend Fund to sell its securities and could reduce the value of your shares.

•
Non-diversified Fund Risk.  Because the Dividend Fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, it may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Dividend Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Dividend Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Dividend Fund’s shares may be reduced.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Dividend Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  Changes in interest rates may have a significant effect if the Dividend Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

•
Maturity Risk.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) or higher are considered investment-grade securities.  While the Dividend Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch, they are somewhat riskier than more highly rated investment-grade debt obligations.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

•
Junk Bonds or Lower-rated Securities Risk.  Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Dividend Fund’s net asset value.  These risks can reduce the Dividend Fund’s share prices and the income it earns.

•
Derivative Instruments Risk. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•
Valuation Risks for Non-Exchange Traded Options.  The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Dividend Fund’s portfolio investments.

•
Risks from Writing Call Options.  When the Fund writes call options on its portfolio securities it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market.  Writing call options could also result in additional turnover and higher tax liability.

•
Real Estate Securities Risk.  To the extent the Dividend Fund invests in companies that invest in real estate, such as REITs, the Dividend Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

•
MLP Risks.  A MLP is a limited partnership in which the ownership units are publicly traded.  MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors.  Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation.  MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.  Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value.  The Fund's investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

•
Royalty Trust Risks.  The Fund may invest in publicly traded royalty trusts.  Royalty trusts are special purpose vehicles organized as investment trusts created to make investment in operating companies or their cash flows.  A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.  Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value.  The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

•
Risks related to Other Equity Securities.  In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

•
Risks Related to Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Performance Information.  The bar chart and table shown below provide some indication of the risks of investing in the Dividend Fund by showing changes in the Dividend Fund’s performance from year to year and by showing how the Dividend Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index.  The Dividend Fund’s past performance (before and after taxes) is not necessarily an indication of how the Dividend Fund will perform in the future.  Updated information on the Dividend Fund’s results can be obtained by visiting www.ncfunds.com.

Quarterly Returns During This Time Period
Highest return for a quarter	18.79%	Quarter ended September 30, 2009
Lowest return for a quarter	-11.36%	Quarter ended September 30, 2008
Year-to-date return as of most recent quarter	20.64%	Quarter ended December 31, 2010

Average Annual Total Returns For the Period Ended December 31, 2010	Past 1 Year	Past 5 Years	Since Inception 3/16/2005
Dividend Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	20.64% 20.28% 13.62%	9.68% 8.20% 7.60%	10.08% 8.79% 8.10%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	2.96%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.32%	0.57%	1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

The Dow Jones U.S. Select Dividend Index is a widely recognized unmanaged index which is generally considered to be representative of the performance of dividend-paying stocks in the United States securities markets.

Management.  T2 Partners Management LP is the investment advisor for the Dividend Fund.  Centaur Capital Partners, L.P. is the investment sub-advisor for the Dividend Fund.  Malcolm (Zeke) Ashton (Manager of the Sub-Advisor) is the portfolio manager for the Dividend Fund and has served in that capacity since the Dividend Fund’s inception on March 16, 2005.

Purchase and Sale of Fund Shares.  The Dividend Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the Dividend Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase, redeem, or exchange shares of the Dividend Fund on any business day the New York Stock Exchange is open:

•	by mail addressed to Tilson Funds, Dividend Fund c/o Nottingham Shareholder Services, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365
•	by facsimile at 252-972-1908;

•	by telephone at 1-888-484-5766; and
•	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information.  The Dividend Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Dividend Fund through a broker-dealer or other financial intermediary (such as a bank), the Dividend Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dividend Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI